SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2015

AVT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53372	11-3828743
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

341 Bonnie Circle, Suite 102, Corona, CA 92880
(Address of principal executive offices)

(951) 737-1057
(Registrant’s Telephone Number)

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Effective November 30, 2015, Mr. James Winsor resigned from his position as our Chief Executive Officer and one of our directors due to personal reasons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVT, Inc.
/s/	Wayne Salvino ________________________
By:	Wayne Salvino
Its:	President